UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2015

Levy Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36197 (Commission File Number)	46-3340980 (I.R.S. Employer Identification Number)

444 North Michigan Avenue, Suite 3500 Chicago, IL (Address of principal executive offices)	60611 (Zip code)

(312)-267-4190
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement

On March 12, 2015, Levy Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, its wholly-owned subsidiary, Levy Merger Sub, LLC (“Merger Sub”), and Del Taco Holdings, Inc. (“DTH”), providing for the merger (the “Merger”) of Merger Sub with and into DTH, with DTH surviving the Merger as a wholly-owned subsidiary of the Company (the “Business Combination”). Concurrently with the signing of the Merger Agreement, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”), by and among the Company, certain stockholders of DTH who will acquire shares in the Company upon the consummation of the Merger, certain stockholders of the Company and certain other persons, providing for certain agreements relating to the rights and restrictions of common stock of the Company held by the parties to the Stockholders Agreement following the Merger.

The Company also entered into Common Stock Purchase Agreements (the “Common Stock Purchase Agreements”) with certain investors, each dated as of March 11, 2015, as described below.

The Merger Agreement

Transactions Prior to Merger

In order to induce DTH to enter into the Merger Agreement, Levy Epic Acquisition Company, LLC (“Newco”) and Levy Epic Acquisition Company II, LLC (“Newco II”) entered into a Stock Purchase Agreement (the “SPA”) at the time of the execution of the Merger Agreement, with DTH and the stockholders of DTH immediately prior to the execution thereof (the “DTH Stockholders”), providing for the sale of a certain number of shares of DTH common stock (“DTH Stock”) to Newco and Newco II (representing approximately 46% of the outstanding shares of DTH Stock) based on an enterprise value for DTH of $500,000,000, excluding transaction costs, for an aggregate purchase price of $120,000,000 (the “Initial Investment”). Newco and Newco II are affiliates of Levy Acquisition Sponsor, LLC and Lawrence Levy, Ari Levy and Steve Florsheim, directors of the Company.

Merger Consideration

Pursuant to the Merger Agreement, upon the effectiveness of the Merger, all shares of DTH Stock then outstanding will be converted into either (i) the right to receive cash and common stock of the Company or (ii) the right to receive only common stock of the Company (with Newco and Newco II having only the right to receive shares of common stock of the Company in exchange for their shares of DTH Stock held prior to the Merger). The consideration payable with respect to outstanding shares of DTH Stock pursuant to the Merger will be based on the same valuation of DTH as determined in connection with the Initial Investment and any shares of common stock of the Company issued pursuant to the Merger will be valued at a price of $10 per share.

Representations and Warranties

Under the Merger Agreement, each of DTH, on the one hand, and the, Company and Merger Sub, on the other hand, made customary representations and warranties for transactions of this nature. The representations and warranties made under the Merger Agreement shall not survive the closing.

Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including (i) the approval of the Company’s stockholders; (ii) that there has been no material adverse effect on DTH’s business; (iii) that the applicable waiting period under the Hart-Scott-Rodino Act and applicable antitrust laws have expired or early termination has been granted; (iv) that the Initial Investment shall have been consummated; and (v) that certain subsidiaries of DTH shall have entered into an amendment to a credit agreement between such subsidiaries of DTH and the lenders party thereto (the “Credit Agreement Amendment”).

Termination

The Merger Agreement may be terminated by the Company or DTH on or after September 30, 2015, if the closing of the transactions thereunder has not occurred by the close of business on such date and the delay in closing beyond such date is not due to the breach of the Merger Agreement by the party seeking to terminate (or, in the case of the Company only, Merger Sub). Furthermore, the Merger Agreement may be terminated by the mutual written consent of the Company and DTH and under certain other limited circumstances at any time prior to the closing thereunder, including in the event of a failure to consummate the Initial Investment or a failure to enter into the Credit Agreement Amendment.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

The Stockholders Agreement

Concurrent with the closing of the Merger Agreement, the Company will be bound by the terms of the Stockholders Agreement. Pursuant to the terms of the Stockholders Agreement, certain stockholders of the Company following the effective time of the Merger will be bound by restrictions on the transfer of their common stock in the Company. Furthermore, the Company has agreed that certain stockholders of the Company, upon the consummation of the Merger, shall have certain registration rights whereby the Company will be obligated to register their stock with the Securities and Exchange Commission (“SEC”). In connection with entering into the Stockholders Agreement effective upon the closing of the Merger Agreement, the parties to that certain Registration Rights Agreement (the “RR Agreement”), dated as of November 13, 2013, by and among Levy Acquisition Sponsor, LLC, Howard Bernick, Greg Flynn, Marc Simon and Craig Duchossois have agreed to terminate the RR Agreement and their rights and obligations thereunder.

The Stockholders Agreement will only become effective upon the consummation of the Merger and may terminate thereafter in certain limited circumstances. Upon termination of the Stockholders Agreement, all rights and obligations of the parties thereunder shall cease. In addition, stockholders who are parties to the Stockholders Agreement will cease to be parties if their ownership of common stock of the Company drops below 2% of the total outstanding common stock of the Company or in the event that the Merger Agreement is validly terminated in accordance with its terms; provided, that such stockholders will continue to have certain registration rights with respect to their common stock of the Company. A copy of the Stockholders Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Stockholders Agreement is qualified in its entirety by reference thereto.

Common Stock Purchase Agreements

Prior to the execution of the Merger Agreement, the Company entered into two Common Stock Purchase Agreements (the “Common Stock Purchase Agreements”) with three investors (the “Common Stock Purchase Investors”) in which the Company agreed to sell, subject to the closing of the Merger, 2,500,000 shares of the Company’s common stock to one investor and an aggregate of 1,000,000 shares of the Company’s common stock to the other two investors, with both sales at a purchase price of $10.00 per share. The Common Stock Purchase Agreements will terminate automatically upon any termination of the Merger Agreement prior to the closing of the Merger and in certain other limited circumstances. On March 11, 2015, the purchase price for the shares to be sold by the Company pursuant to each of the Common Stock Purchase Agreements was placed in an escrow with the funds in escrow to be released upon the effectiveness of the Merger.

The Company will issue the shares of common stock pursuant to the Common Stock Purchase Agreements pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). Under the Stockholders Agreement, the Common Stock Purchase Investors will have certain “piggyback” registration rights with respect to the shares purchased by them under the Common Stock Purchase Agreements.

Copies of the Common Stock Purchase Agreements are filed with this Current Report on Form 8-K as Exhibits 10.2 and 10.3 and are incorporated herein by reference, and the foregoing description of the Common Stock Purchase Agreements is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of the Company’s common stock to be issued in connection with the Merger Agreement and the Common Stock Purchase Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation dated March 12, 2015 that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Business Combination.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

On March 12, 2015, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1and is incorporated into this Item 8.01 by reference.

Additional Information About the Transaction and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement of the Company in connection with the Merger and will mail a definitive proxy statement and other relevant documents to its stockholders. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement will contain important information about DTH, the Company and the Merger. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s internet site at http://www.sec.gov or by directing a request to: Levy Acquisition Corp., 444 North Michigan Avenue, Suite 3500, Chicago IL 60611, Attn: Sophia Stratton.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC, and will also be contained in the proxy statement for the Merger when available.

Forward Looking Statements

This Current Report on Form 8-K may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed Merger, as well as the expected performance, strategies, prospects and other aspects of the businesses of the parties to the Merger Agreement and the combined company after completion of the proposed Merger, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, DTH, Merger Sub or others following announcement of the Merger Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (6) costs related to the proposed Merger; (7) changes in applicable laws or regulations; (8) the possibility that DTH, Merger Sub and the Company may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by the Company.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company, Merger Sub and DTH undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
2.1†	Agreement and Plan of Merger, dated as of March 12, 2015, by and among Levy Acquisition Corp., Levy Merger Sub, LLC and Del Taco Holdings, Inc.

10.1	Stockholders Agreement, dated as of March 12, 2015, by and among Levy Acquisition Corp. and certain holders of common stock of Levy Acquisition Corp. and certain other persons.

10.2	Common Stock Purchase Agreement, dated as of March 11, 2015, by and between Levy Acquisition Corp. and Del Taco Series, a series of Pleasant Lake Opportunities Fund LP.

10.3	Common Stock Purchase Agreement, dated as of March 11, 2015, by and among Levy Acquisition Corp., Lime Partners, LLC and Belfer Investment Partners L.P.

99.1	Investor Presentation of the Company dated March 12, 2015.

99.2	Press Release issued by the Company on March 12, 2015.

†The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 12, 2015

Levy Acquisition Corp.

By:	/s/ Steve Florsheim
Executive Vice President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1†	Agreement and Plan of Merger, dated as of March 12, 2015, by and among Levy Acquisition Corp., Levy Merger Sub, LLC and Del Taco Holdings, Inc.

10.1	Stockholders Agreement, dated as of March 12, 2015, by and among Levy Acquisition Corp. and certain holders of common stock of Levy Acquisition Corp. and certain other persons.

10.2	Common Stock Purchase Agreement, dated as of March 11, 2015, by and between Levy Acquisition Corp. and Del Taco Series, a series of Pleasant Lake Opportunities Fund LP.

10.3	Common Stock Purchase Agreement, dated as of March 11, 2015, by and among Levy Acquisition Corp., Lime Partners, LLC and Belfer Investment Partners L.P.

99.1	Investor Presentation of the Company dated March 12, 2015.

99.2	Press Release issued by the Company on March 12, 2015.

†The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.